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                                                                    EXHIBIT 99.1

                       CONVERSION AND REDEMPTION AGREEMENT

         CONVERSION AND REDEMPTION AGREEMENT (this "AGREEMENT"), dated as of September 26, 2001, by and among General Magic, Inc., a Delaware corporation, with headquarters located at 420 N. Mary Avenue, Sunnyvale, California 94085 (the "COMPANY"), and the investors listed on the Schedule of Investors attached hereto (individually, an "INVESTOR" and collectively, the "INVESTORS").

         WHEREAS:

         A. The Company has entered into that certain securities purchase agreement, dated as of March 30, 1999, with each of the Investors and each of certain other entities (the "OTHER INVESTORS") (as amended by the Series F Exchange Agreement (as defined below) and subject to that certain waiver agreement, made and entered into as of September 9, 1999, by and among the Company, the Investors and certain other entities (the "WAIVER AGREEMENT"), the "SERIES D SECURITIES PURCHASE AGREEMENT"), pursuant to which each of the Investors and each of the Other Investors purchased from the Company (I) shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "SERIES D PREFERRED STOCK"), which are convertible into shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on March 30, 1999 (the "SERIES D CERTIFICATE OF DESIGNATIONS") and (II) warrants (the "SERIES D WARRANTS") to purchase shares of Common Stock (as exercised, collectively, the "SERIES D WARRANT SHARES");

         B. The Company has entered into that certain exchange agreement, dated as of September 9, 1999, with each of the Investors and each of the Other Investors (the "SERIES F EXCHANGE AGREEMENT"), pursuant to which each of the Investors and each of the Other Investors acquired from the Company, in exchange for certain shares of Series D Preferred Stock, shares of the Company's Series F Convertible Preferred Stock, par value $0.001 per share (the "SERIES F PREFERRED STOCK"), which are convertible into shares of Common Stock, in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on September 9, 1999 (the "SERIES F CERTIFICATE OF DESIGNATIONS");

         C. The Company has entered into that certain securities purchase agreement, dated as of March 29, 2000, with each of the Investors and each of certain other entities named therein (the "SERIES H SECURITIES PURCHASE AGREEMENT"), pursuant to which each of the Investors purchased from the Company
(I) shares of the Company's Series H Convertible Preferred Stock, par value $0.001 per share, which are convertible into shares of Common Stock in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of Series H Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on April 18, 2000 (the "SERIES H CERTIFICATE OF DESIGNATIONS") and (II) warrants (the "SERIES H WARRANTS" and, collectively with the Series D Warrants, the "WARRANTS") to purchase shares of Common Stock (as exercised, collectively, the "SERIES H WARRANT SHARES" and, collectively with the Series D Warrant Shares, the "WARRANT SHARES");

         D. The Company wishes to have each Investor convert that respective number of shares of Series D Preferred Stock and Series F Preferred Stock set forth opposite its name on the Schedule of Investors (collectively among all the Investors, the "PREFERRED SHARES") at the Closing (as defined below) into that respective aggregate number of shares of Common Stock set forth opposite its name on the Schedule of Investors (collectively among all the Investors as converted, the "CONVERSION SHARES") and to redeem from each Investor Warrants representing the right to purchase that number of Warrant Shares (as of the respective issuance date of each such Warrant) set forth opposite each such Investor's name on the Schedule of Investors, in consideration for the Company's payment to such Investor of cash, by wire transfer of immediately available funds, in the amount set forth opposite each such Investor's name on the Schedule of Investors (which amounts in the aggregate shall equal $400,000) (the "CONVERSION PAYMENT").

         NOW THEREFORE, the Company and the Investors hereby agree as follows:

         1. CONVERSION OF PREFERRED SHARES AND REDEMPTION OF WARRANTS.

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              a. Conversion of Preferred Shares and Redemption of Warrants.
Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6, the Company shall pay to the Investors, by wire transfer of immediately available funds, that amount of cash set forth opposite each Investor's name on the Schedule of Investors (which amounts in the aggregate shall equal $400,000) and the Company shall deliver that number of Conversion Shares set forth opposite each such Investor's name on the Schedule of Investors, in exchange for
(i) each such Investor's agreement to convert, and the conversion of, that number of shares of Series D Preferred Stock and Series F Preferred Stock set forth opposite each such Investor's name on the Schedule of Investors and (ii) each such Investor permitting the Company to redeem, and the Company's redemption, from such Investor Warrants representing the right to purchase that number of Warrant Shares (as of the respective issuance date of each such Warrant) set forth opposite each such Investor's name on the Schedule of Investors (the "CLOSING").

              b. The Closing Date. The date and time of the Closing (the "CLOSING DATE") shall be September 27, 2001, subject to satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 (or such later date as is mutually agreed to by the Company and each of the Investors). The Closing shall occur on the Closing Date by facsimile and wire transfer, except that the certificates representing the Preferred Shares and the documents representing the Warrants shall have been delivered to counsel for the Investors, the Conversion Payment shall be delivered to each Investor by wire transfer of immediately available funds, and the Company shall cause its transfer agent to transmit the Conversion Shares electronically through the Deposit Withdrawal Agent Commission System to the Investors by crediting the account of the Investors set forth opposite each Investor's name on the Schedule of Investors. "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

         2. INVESTOR'S REPRESENTATIONS AND WARRANTIES.

              Each Investor represents and warrants with respect to only itself that:

              a. Authorization; Enforcement. (i) Such Investor has the requisite power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement; and (ii) this Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and constitutes valid and binding agreements of such Investor enforceable against such Investor in accordance with its terms.

              b. No Conflicts. The execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated hereby will not result in a violation of the certificate of incorporation, by-laws or other documents of organization of such Investor. Such Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof.

              c. Ownership of Preferred Shares and Warrants. Such Investor is the sole beneficial owner of the number of shares of Series D Preferred Stock and Series F Preferred Stock and the Warrants representing a number of Warrant Shares (as of the respective issuance date of each such Warrant), in each case, set forth opposite such Investor's name on the Schedule of Investors; assuming that the Company issued such shares of Series D Preferred Stock and Series F Preferred Stock and such Warrants to such Investor free and clear of any Encumbrance (as defined below), other than restrictions imposed by securities laws, then such Investor's shares of Series D Preferred Stock and Series F Preferred Stock and such Investor's Warrants are free and clear of any Encumbrance, other than restrictions imposed by securities laws. Such Investor does not own or have any interest in any shares of Series D Preferred Stock or Series F Preferred Stock or in any Warrants except for that number of shares of Series D Preferred Stock and Series F Preferred Stock and Warrants to purchase that number of Warrant Shares (as of the respective issuance date of each such Warrant), in each case, set forth opposite such Investor's name on the Schedule of Investors. For purpose of this Section 2(c), "ENCUMBRANCE" means any security interest, pledge, mortgage, lien, charge, encumbrance, adverse claim or restriction of any kind, including without limitation, any restriction on use, transfer or receipt of income, options, pledges, rights of first refusal, voting trusts, proxies or stockholder, member or similar agreements or other restrictions of any nature whatsoever.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.


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              The Company represents and warrants to each of the Investors that:

              a. Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under this Agreement.

              b. Authorization; Enforcement; Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement, and to issue the Conversion Shares and redeem the Warrants in accordance with the terms hereof and thereof; (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

              c. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Company's Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or the Company's By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES OR ANY OF THEIR OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES HAVE PROVIDED THE INVESTORS WITH ANY MATERIAL, NONPUBLIC INFORMATION.

              d. Acknowledgment Regarding Investors' Entering into This Agreement. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any of the Investors or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor's entering into this Agreement. The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

              e. Solvency. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. The Company is not insolvent within the meaning of any bankruptcy law.



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         4. COVENANTS.

              a. Best Efforts. Each party shall use its best efforts timely to satisfy the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

              b. Expenses. At the Closing, the Company shall pay a nonaccountable expense allowance of $9,600 to Fisher Capital Ltd. (an Investor) or its designee(s) and $6,400 to Wingate Capital Ltd. (an Investor) or its designee(s), by wire transfer of immediately available funds in accordance with each such Investor's written wire instructions.

              c. Disclosure of Transaction and Other Material Information. On or before the second (2nd) Business Day following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by this Agreement and consummated at the Closing, in the form required by the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and attaching as exhibits to such Form 8-K a copy of this Agreement (the "8-K FILING"). From and after the 8-K Filing, no Investor shall be in possession of any material nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Investor. In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure.

              d. Rule 144 Availability for Conversion Shares; No Legend on Conversion Shares. The Company shall not, directly or indirectly, dispute or otherwise interfere with any claim by the Investor that the Investor's holding period of any Conversion Shares for purposes of Rule 144 relates back (i.e., tacks) to the holding period for the shares of Series D Preferred Stock. The Company acknowledges and agrees that, so long as the Investor is not an Affiliate (as defined in Rule 144(a)(1) of the Securities Act of 1933 (the "1933 ACT")) of the Company and has not been an Affiliate of the Company at any time during the prior three (3) months, the Investor can offer and sell the Conversion Shares without registration under the 1933 Act pursuant to Rule 144(k) under the 1933 Act. The Company agrees that the certificate representing the Conversion Shares shall not bear any restrictive legend.

         5. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the Company pay the Conversion Payment to an Investor and to redeem such Investor's Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

              (i) Such Investor shall have executed this Agreement and delivered the same to the Company.

              (ii) Such Investor shall have executed and delivered to the Company (A) a Conversion Notice (as defined in the Series D Certificate of Designations) for the conversion at the Closing of that number of Series D Preferred Shares set forth opposite its name on the Schedule of Investors and (B) a Conversion Notice (as defined in the Series F Certificate of Designations) for the conversion at the Closing of that number of Series F Preferred Shares set forth opposite its name on the Schedule of Investors.

              (iii) Such Investor shall have delivered to the Company or its designee (a) certificates representing that number of Series D Preferred Shares and Series F Preferred Shares set forth opposite such


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         Investor's name on the Schedule of Investors and (b) Warrants representing the right to purchase that number of Warrant Shares (as of the respective issuance date of each such Warrant) set forth opposite such Investor's name on the Schedule of Investors.

              (iv) The representations and warranties of such Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing Date.

         6. CONDITIONS TO EACH INVESTOR'S OBLIGATION TO CONVERT. The obligation of each Investor hereunder to convert the Preferred Shares held by it from the Company and to permit the Company to redeem such Investor's Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

              (i) The Company shall have executed this Agreement and delivered the same to such Investor.

              (ii) The Company (A) shall have caused its transfer agent to transmit the Conversion Shares (free of any restrictions on transfer) to be issued to such Investor at the Closing (as set forth in Section 1(a)) electronically through the Deposit Withdrawal Agent Commission System to such Investor by crediting the account of such Investor set forth opposite such Investor's name on the Schedule of Investors, and
         (B) shall have delivered the respective Conversion Payment to such Investor by wire transfer of immediately available funds (as set forth in Section 1(a)).

              (iii) The Company shall have delivered to such Investor the respective amount set forth in Section 4(b), by wire transfer of immediately available funds.

              (iv) The Common Stock shall be authorized for quotation on the Nasdaq National Market and trading in the Common Stock on the Nasdaq National Market shall not have been suspended by the SEC or The Nasdaq Stock Market, Inc.

              (v) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

              (vi) Such Investor shall have received the opinion of Gibson, Dunn & Crutcher LLP, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Investor and in substantially the form of Exhibit A attached hereto.

              (vii) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Investor (the "RESOLUTIONS").

         7. INDEMNIFICATION. In consideration of each Investor's execution and delivery of this Agreement and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Investor and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b)



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any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim by another Investor) and arising out of or resulting from (i) the execution, delivery, performance, breach by the Company or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby, or (ii) solely the status of such Investor or holder of the Conversion Shares as an investor in the Company. Notwithstanding the foregoing, Indemnified Liabilities shall not include any liability of any Indemnitee arising solely out of such Indemnitee's willful misconduct or fraudulent action(s). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7 shall be the same as those set forth in Sections 6(a) and (d) of the Registration Rights Agreement (as defined in the Series F Exchange Agreement), including, without limitation, those procedures with respect to the settlement of claims and Company's right to assume the defense of claims.

         8. GOVERNING LAW; MISCELLANEOUS.

              a. Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of (i) the state and federal courts sitting in the City of New York, borough of Manhattan and (ii) the state and federal courts sitting in the State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

              b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

              c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

              d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

              e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. Notwithstanding the foregoing, the Series D Securities Purchase



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Agreement, the Waiver Agreement, the Series F Exchange Agreement, the Series H
Securities Purchase Agreement, the Series D Warrants, the Series D Certificate of Designations, the Series F Certificate of Designations, the Series H Certificate of Designations, that certain registration rights agreement, dated as of March 30, 1999, among the Company, the Investors and the Other Investors relating to the Series D Securities Purchase Agreement (the "SERIES D REGISTRATION RIGHTS AGREEMENT"), that certain registration rights agreement, dated as of September 9, 1999, among the Company, the Investors and certain other investors relating to the Series F Exchange Agreement (the "SERIES F REGISTRATION RIGHTS AGREEMENT"), that certain registration rights agreement, dated as of March 29, 2000, among the Company and certain buyers (including the Investors) named therein relating to the Series H Securities Purchase Agreement (the "SERIES H REGISTRATION RIGHTS AGREEMENT") and of the three letter agreements between the Company and the Investors, dated March 31, 1999, September 9, 1999 and March 30, 2000, respectively, relating to the Series D Preferred Stock, the Series F Preferred Stock and the Company's Series H Convertible Preferred Stock, respective (collectively, the "SIDE LETTER AGREEMENTS") shall remain in full force and effect and, prior to the Closing, the Warrants shall remain in full force and effect. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

              f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) upon receipt, when delivered by a delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

               General Magic, Inc.
               420 N. Mary Avenue
               Sunnyvale, California 94085
               Telephone:        (408) 774-4000
               Facsimile:        (408) 774-4033
               Attention:        President

         With a copy to:

               Gibson, Dunn & Crutcher LLP
               2029 Century Park East
               40th Floor
               Los Angeles, California 90067
               Telephone:        (310) 557-8041
               Facsimile:        (310) 552-7018
               Attention:        Russell C. Hansen, Esq.

         If to an Investor, to its address and facsimile number on the Schedule of Investors, with copies to such Investor's representatives as set forth on the Schedule of Investors. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or (iii) above, respectively.

              g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor, including by merger or consolidation. An Investor may assign some or all of its rights hereunder without the consent of the Company;



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provided, however, that any such assignment shall not release such Investor from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

              h. No Third Party Beneficiaries. Except for Section 8(q), this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

              i. Survival. Unless this Agreement is terminated under Section 8(l), the representations and warranties of the Company and the Investors contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8, and the indemnification provisions set forth in Section 7, shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

              j. Publicity. The Company and each Investor shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

              k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              l. Termination. In the event that the Closing shall not have occurred with respect to an Investor on or before three (3) Business Days from the date hereof due to the Company's or such Investor's failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

              m. Placement Agent. The Company acknowledges that it has not engaged any placement agent in connection with the conversion of the Preferred Shares. The Company shall be responsible for the payment of any placement agent's fees or brokers' commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

              n. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

              o. Remedies. Each Investor shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract relating to the subject matter hereof and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

              p. Payment Set Aside. To the extent that the Company makes a payment or payments to the Investors hereunder or the Investors enforce or exercise their rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

              q. Mutual General Release. i. In consideration of the release set forth in Section 8(q)(ii), effective as of the Closing (the "EFFECTIVE TIME") each Investor, severally and not jointly, on behalf of itself and its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "INVESTOR RELEASING PERSONS"), hereby waives and releases, to the fullest extent permitted by law, but subject to Section 8(q)(iii) below, any and all claims, rights and causes of action, whether known or unknown (collectively, the "INVESTOR CLAIMS"), that any of the Investor Releasing Persons had or currently has against (i) the Company, (ii) any of the Company's current or former parents, shareholders, affiliates, subsidiaries, predecessors or assigns, or (iii) any of the Company's or such other persons' or entities' current or former officers, directors, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "COMPANY RELEASED PERSONS"), including, without limitation, Investor Claims arising out of or relating to the Series D Securities Purchase Agreement, the Waiver Agreement, the Series F Exchange Agreement, the Series H Securities Purchase Agreement, the Series D Warrants, the Series H Warrants, the Series D Certificate of Designations, the Series F Certificate of Designations, the Series H Certificate of Designations, the Series D Registration Rights Agreement, the Series F Registration Rights Agreement, the Series H Registration Rights Agreement or any of the Side Letter Agreements (collectively, the "RELEASED DOCUMENTS") other than Investor Claims arising after the Effective Time.

              ii. In further consideration of the Investors entering into this Agreement, effective as of the Effective Time, the Company on behalf of itself and its heirs, executors, administrators, devisees, trustees, partners, directors, officers, shareholders, employees, consultants, representatives, predecessors, principals, agents, parents, associates, affiliates, subsidiaries, attorneys, accountants, successors, successors-in-interest and assignees (collectively, the "COMPANY RELEASING PERSONS"), hereby waives and releases, to the fullest extent permitted by law, but subject to Section 8(q)(iii) below, any and all claims, rights and causes of action, whether known or unknown (collectively, the "COMPANY CLAIMS"), that any of the Company Releasing Persons had or currently has against (i) the Investors, (ii) any of the Investors' respective current or former parents, shareholders, affiliates, subsidiaries, predecessors or assigns, or (iii) any of the Investors' or such other persons' or entities' current or former officers, directors, employees, agents, principals, investors, signatories, advisors, consultants, spouses, heirs, estates, executors, attorneys, auditors and associates and members of their immediate families (collectively, the "INVESTOR RELEASED PERSONS"), including, without limitation, any Company Claims arising out of or relating to the Released Documents.

              iii. The Company and each of the Investors acknowledge that the release set forth in Sections 8(q)(i) and 8(q)(ii) above does not affect any claim which any Company Releasing Person or Investor Releasing Person may have under this Agreement, Section 8 of the Series D Securities Purchase Agreement,
Section 8 of the Series F Exchange Agreement, Section 8 of the Series H Securities Purchase Agreement, Sections 6 and 7 of the Series D Registration Rights Agreement, Sections 6 and 7 of the Series F Registration Rights Agreement and Sections 6 and 7 of the Series H Registration Rights Agreement.

              iv. It is the intention of each party that this Section 8(q) shall be effective as a final accord and satisfaction and release of each and every Investor Claim and Company Claim, except as otherwise specifically provided in this Section 8(q). In furtherance of this intention, each party acknowledges that it is familiar with Section 1542 of the California Civil Code which provides as follows:

              A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT NOW KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each party hereby waives and relinquishes every right or benefit which it may have under Section 1542 or the California Civil Code to the extent that it may lawfully waive such right or benefit pertaining to the subject matter of this Agreement. Each party acknowledges that the foregoing waiver was separately bargained for and is a key element of the Agreement of which this release is a part.

                                   * * * * * *

         IN WITNESS WHEREOF, the Investors and the Company have caused this Conversion and Redemption Agreement to be duly executed as of the date first written above.

COMPANY:                                INVESTORS:

GENERAL MAGIC, INC.                     FISHER CAPITAL LTD.


By: /s/ David H. Russian                By: /s/ Daniel Hopkins
   ----------------------------------      ---------------------------------
    Name: David H. Russian                  Name: Daniel Hopkins
    Its: Chief Financial Officer            Its: Authorized Signatory


                                        WINGATE CAPITAL LTD.

                                        By: /s/ Daniel Hopkins
                                           ----------------------------------
                                            Name:  Daniel Hopkins
                                            Its:  Authorized Signatory

                              SCHEDULE OF INVESTORS

  INVESTOR NAME          INVESTOR ADDRESS            DWAC INSTRUCTIONS       NUMBER     NUMBER OF    NUMBER OF      NUMBER OF
                       AND FACSIMILE NUMBER                                 OF SERIES   SERIES F     CONVERSION   WARRANT SHARES
                                                                                D       PREFERRED      SHARES
                                                                            PREFERRED     SHARES
                                                                             SHARES
---------------------------------------------------------------------------------------------------------------------------------
Fisher Capital     c/o Citadel Investment Group,  DTC#: Goldman Sachs 0005     63          90         1,898,061      413,676
Ltd.               L.L.C.                            Account#: 002-25605
                   225 West Washington Street
                   Chicago, Illinois 60606
                   Attention: Daniel Hopkins
                              Kenneth A. Simpler
                   Facsimile: (312) 338-0780
                   Telephone: (312) 696-2100

Wingate Capital    c/o Citadel Investment Group,  DTC#: Goldman Sachs 0005     42          60         1,265,375      226,424
Ltd.               L.L.C.                            Account#: 002-25603
                   225 West Washington Street
                   Chicago, Illinois 60606
                   Attention: Daniel Hopkins
                             Kenneth A. Simpler
                   Facsimile: (312) 338-0780
                   Telephone: (312) 696-2100



  INVESTOR NAME      CONVERSION   INVESTOR'S REPRESENTATIVES'
                       PAYMENT              ADDRESS
                                    AND FACSIMILE NUMBER
---------------------------------------------------------------
Fisher Capital        $240,000     Katten Muchin & Zavis
Ltd.                               525 W. Monroe Street
                                   Chicago, Illinois 60661-3693
                                   Attention: Robert J.
                                   Brantman, Esq.
                                   Facsimile: (312) 902-1061
                                   Telephone: (312) 902-5200


Wingate Capital       $160,000     Katten Muchin & Zavis
Ltd.                               525 W. Monroe Street
                                   Chicago, Illinois 60661-3693
                                   Attention: Robert J. Brantman, Esq.
                                   Facsimile: (312) 902-1061
                                   Telephone: (312) 902-5200

LIST OF EXHIBITS

EXHIBIT A     Form of Company Counsel Opinion

                               September 27, 2001

(310) 552-8500                                                     C 35473-00001


To the investors listed on the Schedule of Investors attached hereto.

Ladies and Gentlemen:

         We have acted as counsel for General Magic, Inc., a Delaware corporation (the "Company"), in connection with its payment of an aggregate of $400,000 to the investors listed on the Schedule of Investors hereto (the "Investors") in exchange for each such Investor's agreement to convert, and the conversion of, that number of shares of Series D Convertible Preferred Stock and Series F Convertible Preferred Stock of the Company set forth opposite each such Investor's name on the Schedule of Investors hereto, and the redemption of each of the Investor's Series D Warrants and Series H Warrants pursuant to that certain Conversion Agreement dated as of September 26, 2001 (the "Agreement"). We are rendering this opinion pursuant to Section 6(vi) of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

         In our capacity as such counsel, we have examined originals, or copies identified to our satisfaction as being true copies, of such agreements, certificates and other documents and have investigated such questions of law as we deemed appropriate for the purpose of rendering this opinion.

         As to factual matters, we have relied, with your permission and without verification, on the representations and warranties as to factual matters set forth in the Agreement and such certificates and statements of the Company and its officers as we have deemed necessary. In addition, we have obtained and relied upon, with your permission, such other certificates and assurances from public officials as we have deemed necessary, desirable or appropriate for the purpose of rendering the opinions expressed herein. As to our opinion in paragraph 7 below and

Investors listed on the Schedule of Investors attached hereto
September 27, 2001
Page 2

certain other factual matters, we have relied solely upon a certificate from an officer of the Company.

         We have assumed, with your permission, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such copied documents. We have assumed that each of the parties to the Agreement other than the Company have the power, authority and legal right to enter into and perform the terms and conditions on its part to be performed, and the due authorization, execution and delivery by each of such parties of the Agreement. We have further assumed that the Agreement constitutes the legal, valid and binding obligation of the parties thereto other than the Company, enforceable against such other parties in accordance with its terms. We have assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; and that, if you are a corporation or other entity, you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes.

         We have assumed, with your permission, that there are no documents, agreements, understandings or negotiations between any of the parties which would expand, modify or otherwise affect the respective rights and obligations of the parties set forth in the Agreement and that the Agreement correctly and completely sets forth the intent of all parties thereto.

         On the basis of and in reliance upon the foregoing examination, inquiries and assumptions and such other matters of fact as we have deemed appropriate, and subject to the exceptions, qualifications and limitations contained herein, we are of the opinion that:

1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as presently conducted as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and to the best of our knowledge, is qualified as a foreign corporation to do business and is in good standing in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification and where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would have a Material Adverse Effect (as defined in the Agreement, except with respect to the "prospects of the Company and its subsidiaries," as to which we express no opinion).

3. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement in accordance with the terms thereof.

Investors listed on the Schedule of Investors attached hereto
September 27, 2001
Page 3

4. The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and court decisions affecting the enforcement of the rights of creditors, including, without limitation, the effect of statutory or other laws regarding fraudulent transfers, preferential transfers and limitations on the redemption of, or payment of dividends on, shares of capital stock of a corporation, and (ii) general principles of equity, regardless of whether a matter is considered in a proceeding in equity, at law or in an arbitration including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing.

5. The execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated therein have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, the Board of Directors or its stockholders is required therefor.

6. The execution and delivery of the Agreement and the consummation by the Company of the transactions contemplated thereby do not: (a) violate any provision of the Company's Certificate of Incorporation or Bylaws,
         (b) conflict with or constitute a default (or an event that with the passing of time or the giving of notice or both would constitute a breach or event of default) under the provisions of any material agreement, note, mortgage, deed or other instrument known to us to which the Company is a party or by which it is bound which would have a Material Adverse Effect (as defined in the Agreement, except with respect to the "prospects of the Company and its subsidiaries," as to which we express no opinion), (c) to the best of our knowledge, violate or contravene any order, writ, judgment, injunction, decree, determination or award of any court, federal or state regulatory body which has been entered against the Company, the violation or contravention of which would have a Material Adverse Effect (as defined in the Agreement, except with respect to the "prospects of the Company and its subsidiaries," as to which we express no opinion) or (d) violate federal law, California law or the Delaware General Corporation Law (the "DGCL").

7. To the best of our knowledge and except as set forth in the Agreement, there is no action, proceeding or investigation pending or overtly threatened against the Company before any court, governmental body, self-regulatory organization of the United States or California or administrative agency that questions the validity of the Agreement or might result, either individually or in the aggregate, in a Material Adverse Effect (as defined in the Agreement, except with respect to the "prospects of the Company and its subsidiaries," as to which we express no opinion).

Investors listed on the Schedule of Investors attached hereto
September 27, 2001
Page 4

8. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any court, regulatory authority or federal or state governmental body (other than as may be required by state securities laws of states other than the State of California, as to which we express no opinion), self-regulatory organization of the United States or California, or stock exchange or market or the stockholders of the Company, or to our knowledge, any court in the United States required for the valid execution and delivery of the Agreement have been made or obtained.

         The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

         A. We express no opinion as to the legality, validity, binding effect or enforceability of any choice of law, arbitration, submission to jurisdiction or service of process provisions or any severability provisions.

         B. We express no opinion as to the legality, validity, binding nature or enforceability of any provision in the Agreement: (i) indemnifying a party, to the extent such provision may be held unenforceable as contrary to public policy, including without limitation provisions indemnifying a party against losses attributable to or liability for its own negligent acts; (ii) providing for the payment or reimbursement of costs and expenses or indemnification for claims, losses or liabilities in excess of a reasonable amount determined by any court or other tribunal; or (iii) regarding the ability of any party to collect attorneys' fees and costs in an action involving the Agreement.

         C. We express no opinion as to the legality, validity, binding effect or enforceability of any provisions of the Agreement regarding the remedies available to any party: (i) to take discretionary action which is arbitrary, unreasonable or capricious, or is not taken in good faith or in a commercially reasonable manner, whether or not such action is permitted under any of the Agreement; or (ii) for violations or breaches which are determined by a court to be non-material or without substantial adverse effect upon the ability of the obligor to perform its material obligations thereunder.

         D. We express no opinion as to the legality, validity, binding nature or enforceability of any: (i) waiver of unknown future rights or waiver of rights existing, or duties owed, that are broadly or vaguely stated or that do not describe the right or duty purportedly waived with reasonable specificity, or (ii) waiver or consent (whether or not characterized as a waiver or consent in the Agreement) relating to the rights of the Company or duties owing to it existing as a matter of law, to the extent such waiver or consent is found to be against public policy.

         E. We express no opinion as to the legality, validity, binding nature or enforceability of any provisions of the Agreement requiring written amendments or waivers insofar as it

Investors listed on the Schedule of Investors attached hereto
September 27, 2001
Page 5


suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties.

         F. We express no opinion as to the legality, validity, binding nature or enforceability of any provision in the Agreement to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

         G. We express no opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof or as to the effect of any provisions of any applicable federal or state antitrust or trade regulation laws.

         H. With regard to our opinion in paragraph 4 above with respect to the validity, binding effect and enforceability of the Agreement, we express no opinion to the extent that provisions of the Agreement are deemed to constitute penalties or forfeitures.

         I. With regard to our opinions in paragraph 6 above with respect to material agreements, notes, mortgages, deeds or other instruments known to us, we have relied solely upon a review of agreements, notes, mortgages, deeds or other instruments of the Company identified in a certificate of an officer as being material to the Company. We have made no further investigation. In addition, we have not reviewed the covenants in any such agreements that contain financial ratios and other similar financial restrictions, and we provide no opinion with respect to such covenants.

         J. With regard to our opinion in paragraph 6 above with respect to orders, writs, judgments, injunctions, decrees, determinations or awards, we have relied solely upon a certificate of the Company to the effect that, except as set forth in the Agreement and the Schedules thereto, there are no orders, writs, judgments, injunctions, decrees, determinations or awards binding upon the Company.

         With respect to any opinion herein in regard to the existence or absence of facts that is stated to be "to our knowledge" or "known to us," such statement means that, during the course of our representation of the Company in this matter, no information has come to the attention of the lawyers in our firm participating in such representation that has given them actual knowledge of facts contrary to the existence or absence of the facts indicated. However, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of the Company in this matter.

Investors listed on the Schedule of Investors attached hereto
September 27, 2001
Page 6

         We are admitted to practice in the State of California and render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California and the federal laws of the United States of America and, in regard to the opinions set forth in paragraphs 1, 2, 3 4, 5, and 6 the DGCL. We call to your attention the fact that the Agreement is governed by the laws of the State of New York. Our opinion in paragraph 4 as to the validity, binding effect and enforceability of the Agreement is premised upon the result that would obtain if a California court were to apply the internal laws of the State of California (notwithstanding the designation of the laws of the State of New York) to the interpretation and enforcement of the Agreement. This opinion is limited to the laws of the State of California, the federal laws of the United States of America and, to the limited extent set forth above, the DGCL, as such laws presently exist, to present judicial interpretations thereof and to the facts as they presently exist. In rendering this opinion, we assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions mentioned herein be changed by legislative action, judicial decision or otherwise. This opinion is rendered as of the date hereof, and we express no opinion as to, and disclaim any undertaking or obligation to update this opinion in respect of, changes of circumstances or events which occur subsequent to this date.

         This opinion is rendered in connection with the Agreement, and may not be relied upon by any person other than you or by you in any other context. The opinions expressed herein are solely for your benefit in connection with the transactions contemplated by the Agreement. This opinion may not be quoted in whole or in part nor may copies hereof be delivered to any other person without our prior written consent.

                                      Very truly yours,

                                      Gibson, Dunn & Crutcher LLP

RCH/MM

                              SCHEDULE OF INVESTORS

  INVESTOR NAME          INVESTOR ADDRESS            DWAC INSTRUCTIONS       NUMBER     NUMBER OF    NUMBER OF      NUMBER OF
                       AND FACSIMILE NUMBER                                 OF SERIES   SERIES F     CONVERSION   WARRANT SHARES
                                                                                D       PREFERRED      SHARES
                                                                            PREFERRED     SHARES
                                                                             SHARES
---------------------------------------------------------------------------------------------------------------------------------
Fisher Capital     c/o Citadel Investment Group,  DTC#: Goldman Sachs 0005     63          90         1,898,061      413,676
Ltd.               L.L.C.                            Account#: 002-25605
                   225 West Washington Street
                   Chicago, Illinois 60606
                   Attention: Daniel Hopkins
                              Kenneth A. Simpler
                   Facsimile: (312) 338-0780
                   Telephone: (312) 696-2100

Wingate Capital    c/o Citadel Investment Group,  DTC#: Goldman Sachs 0005     42          60         1,265,375      226,424
Ltd.               L.L.C.                            Account#: 002-25603
                   225 West Washington Street
                   Chicago, Illinois 60606
                   Attention: Daniel Hopkins
                             Kenneth A. Simpler
                   Facsimile: (312) 338-0780
                   Telephone: (312) 696-2100



  INVESTOR NAME      CONVERSION   INVESTOR'S REPRESENTATIVES'
                       PAYMENT              ADDRESS
                                    AND FACSIMILE NUMBER
---------------------------------------------------------------
Fisher Capital        $240,000     Katten Muchin & Zavis
Ltd.                               525 W. Monroe Street
                                   Chicago, Illinois 60661-3693
                                   Attention: Robert J.
                                   Brantman, Esq.
                                   Facsimile: (312) 902-1061
                                   Telephone: (312) 902-5200


Wingate Capital       $160,000     Katten Muchin & Zavis
Ltd.                               525 W. Monroe Street
                                   Chicago, Illinois 60661-3693
                                   Attention: Robert J. Brantman, Esq.
                                   Facsimile: (312) 902-1061
                                   Telephone: (312) 902-5200